EXHIBIT A

                       HISTORY OF PLAN ACTIONS/AMENDMENTS

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

                                             MEETING FEES
                     RETAINER        (In Person/By Telephone)       OPTIONS
                                             Committee Meeting
                Amount of   # of                       Non-Chair Number @ Price/
                  Cash/    Shares/   Board  Committee  Committee    Term/
DATE   ACTION   Date Paid Date Paid Meeting Chair only   Member   Date Issued
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3-29-96 Plan    $8,000/   $8,000    $1,000/                        625 @ IPO
        Adopted IPO       in         $350                          price then
                closing   shares                                   at FMV/
                then 1st  (rounded                                 5 years/
                business  to next                                  IPO
                day of    100)/                                    Closing
                year      IPO                                      then 3rd
                          closing                                  business
                          then 1st                                 day after
                          business                                 earnings
                          day of                                   release
                          year

4-15-96 Plan              400
        Amended           shares/
                          IPO
                          closing
                          then 1st
                          business
                          day of
                          year


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2-14-97 Plan    $8,000/   400                                    1,500 @
        Amended Annual    shares/                                FMV/
                Meeting   Annual                                 10 years/
                          Meeting                                3rd
                                                                 business
                                                                 day after
                                                                 earnings
                                                                 release


2-19-98 Plan                                                     1,500 @
        Amended                                                  FMV/
                                                                 10 years/
                                                                 Annual
                                                                 Meeting


5-19-98 Plan    $15,000/  500                $2,000/    $1,000/
        Amended Annual    shares/             $700       $350
                Meeting   Annual
                          Meeting

5-19-98 Plan                                                     5,000 @
        Amended                                                  FMV/
                                                                 10 years/
                                                                 Annual
                                                                 Meeting
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